EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Barry Karfunkel, Chief Executive Officer (Principal Executive Officer) of National General Holdings Corp. (the “Company”), hereby certify, that, to my knowledge:

1.
The Quarterly Report on Form 10-Q for the three and six months ended June 30, 2018 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 6, 2018	By:	/s/ Barry Karfunkel
Barry Karfunkel Chief Executive Officer (Principal Executive Officer)